BLANKET BOND INSURANCE AGREEMENT

      THIS AGREEMENT is made as of the 11th day of December, 2013, by and among the investment companies listed in Appendix A (collectively referred to herein as the "Funds"), First Trust Advisors L.P. (the "Advisor") and First Trust Portfolios L.P. (collectively, with the Advisor and the Funds referred to as the "Parties").

                                  WITNESSETH:

      WHEREAS, the Parties have agreed to acquire a joint insured policy (the "Policy") issued by ICI Mutual Insurance Company containing broker's blanket bond coverage ("Blanket Bond Coverage") which shall cover all Parties;

      WHEREAS, the total amount of the Blanket Bond Coverage under the Policy will be $25,000,000 ("Bond Amount") based upon the determination of each Fund's Board of Trustees that such insured Parties should have an amount of coverage, in the aggregate, of at least $23,075,000 ("Basic Bond Coverage") as provided in Appendix B;

      WHEREAS, the Parties desire to provide herein for an allocation of the premiums for the Blanket Bond Coverage and a manner of allocating any loss proceeds received under the Policy.

         The Parties, therefore, agree that:

       1. Allocation of Blanket Bond Coverage Premium. Each Party shall pay a proportionate share of the Blanket Bond Coverage annual premium based on the allocation as set forth in Appendix C.

       2.   Losses.

      (a) General. The Policy is a "claims made" insurance policy and a Policy Year is the period from October 9th through the next succeeding October 9th (or any modification of that period as may be agreed by the Parties and the insurer). The insured loss (including all related expenses) of a Party which relates to a claim made by that Party relating to a particular Policy Year under the Blanket Bond Coverage is hereinafter referred to as a "Blanket Bond Loss." Party includes the trustees and officers of an insured Party and other insured agents or employees of such a Party.

      (b) Blanket Bond Loss. If only one insured Party incurs a Blanket Bond Loss relating to a Policy Year, the proceeds of the Blanket Bond Coverage for that Policy Year will be allocated to that Party. If more than one insured Party incurs a Blanket Bond Loss relating to a particular Policy Year, the proceeds of the Blanket Bond Coverage for that Policy Year will first be allocated among those insured Parties in proportion to their respective premiums paid under Paragraph 1 hereof for Blanket Bond Coverage. If, for that particular Policy Year, after initial allocation, there are remaining proceeds of the Blanket Bond Coverage and there are then insured Parties whose Blanket Bond Losses have not been paid in full, such proceeds shall be further allocated among such insured Parties in proportion to their respective premiums paid for such Coverage

(repeating this further allocation procedure as each of such insured Parties is paid in full, until all proceeds have been allocated). If all Blanket Bond Losses relating to a particular Policy Year are not paid at the same time, the insured Parties who claim such Losses for that Policy Year shall make such provisions as they deem suitable to the particular circumstances (taking into account the size of any payment received, the size, nature and expected result of any remaining claims, and all other relevant factors) to permit a later re-allocation of amounts first paid. In no event shall any insured Party that incurs a Blanket Bond Loss relating to a Policy Year which equals or exceeds its Basic Bond Coverage be allocated proceeds of the Blanket Bond Coverage for that particular Policy Year in an amount less than its Basic Bond Coverage.

       3. Notices. Each Party agrees to give promptly to the insurer all notices required under the Policy.

       4. Agent. The Advisor is hereby appointed as the agent for all of the Parties for the purpose of making, adjusting, receiving and enforcing payment of all claims under the Policy and otherwise dealing with the insurer with respect to the Policy. All expenses incurred by the Advisor in its capacity as agent for claims shall be shared by the Parties (including the Advisor) in the same manner as above provided for the sharing of Losses.

       5. Modification and Termination. This Agreement may be modified or amended from time to time by mutual written agreement among all of the Parties. It may be terminated with respect to any one Party by not less than 60 days' written notice to the other Parties which are still parties to the Agreement. It shall terminate with respect to any Party as of the date that Party ceases to be an insured under the Policy; provided that such termination shall not affect that Party's rights and obligations hereunder with respect to any claims on behalf of that Party which are paid under the Policy by the insurer after the date the Party ceases to be an insured under the Policy.

       6. Further Assurances. Each Party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

      IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the day and year first above written.

First Trust Energy Income and Growth Fund
First Trust Enhanced Equity Income Fund
First Trust Senior Floating Rate Income Fund II
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund First Trust/Aberdeen Global Opportunity Income Fund
First Trust Mortgage Income Fund
First Trust Strategic High Income Fund II
First Trust/Aberdeen Emerging Opportunity Fund
First Trust Specialty Finance and Financial Opportunities Fund
First Trust Dividend and Income Fund
First Trust High Income Long/Short Fund
First Trust Energy Infrastructure Fund
First Trust MLP and Energy Income Fund
First Trust Intermediate Duration Preferred & Income Fund
First Trust Exchange-Traded Fund
First Trust Exchange-Traded Fund II
First Trust Exchange-Traded AlphaDEX(R) Fund
First Trust Exchange-Traded AlphaDEX(R) Fund II
First Trust Exchange-Traded Fund IV
First Trust Exchange-Traded Fund V
First Trust Exchange-Traded Fund VI
First Trust Exchange-Traded Fund VII
First Trust Exchange-Traded Fund III
First Defined Portfolio Fund, LLC
First Trust Series Fund
First Trust Variable Insurance Trust


By /s/ Kristi A. Maher
   ----------------------------------------
   Kristi A. Maher, Assistant Secretary


First Trust Advisors L.P.
First Trust Portfolios L.P.


By /s/ Kristi A. Maher
   ----------------------------------------
   Kristi A. Maher, Deputy General Counsel

                                   APPENDIX A

CLOSED-END FUNDS
   First Trust Energy Income and Growth Fund
   First Trust Enhanced Equity Income Fund
   First Trust Senior Floating Rate Income Fund II
   Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund First Trust/Aberdeen Global Opportunity Income Fund
   First Trust Mortgage Income Fund
   First Trust Strategic High Income Fund II
   First Trust/Aberdeen Emerging Opportunity Fund
   First Trust Specialty Finance and Financial Opportunities Fund
   First Trust Dividend and Income Fund
   First Trust High Income Long/Short Fund
   First Trust Energy Infrastructure Fund
   First Trust MLP and Energy Income Fund
   First Trust Intermediate Duration Preferred & Income Fund

EXCHANGE-TRADED FUNDS
   First Trust Exchange-Traded Fund
      First Trust Dow Jones Select MicroCap Index(SM) Fund
      First Trust Morningstar Dividend Leaders(SM) Index Fund First Trust US IPO Index Fund
      First Trust NASDAQ-100 Equal Weighted Index(SM) Fund
      First Trust NASDAQ-100-Technology Sector Index(SM) Fund First Trust NYSE Arca Biotechnology Index Fund
      First Trust Dow Jones Internet Index(SM) Fund
      First Trust Capital Strength ETF
      First Trust Value Line(R) Equity Allocation Index Fund First Trust Value Line(R) Dividend Index Fund
      First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund First Trust S&P REIT Index Fund
      First Trust ISE Water Index Fund
      First Trust ISE Revere Natural Gas Index Fund
      First Trust ISE Chindia Index Fund
      First Trust Value Line(R) 100 Exchange-Traded Fund
      First Trust NASDAQ ABA Community Bank Index Fund
      First Trust CBOE S&P 500 VIX Tail Hedge Index Fund

   First Trust Exchange-Traded Fund II
      First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund First Trust STOXX(R) European Select Dividend Index Fund
      First Trust Dow Jones Global Select Dividend Index Fund
      First Trust ISE Global Wind Energy Index Fund
      First Trust ISE Global Engineering and Construction Index Fund
      First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund

      First Trust ISE Global Copper Index Fund
      First Trust ISE Global Platinum Index Fund
      First Trust BICK Index Fund
      First Trust ISE Cloud Computing Index Fund
      First Trust NASDAQ CEA Smartphone Index Fund
      First Trust NASDAQ Global Auto Index Fund

   First Trust Exchange-Traded AlphaDEX(R) Fund
      First Trust Consumer Discretionary AlphaDEX(R) Fund
      First Trust Consumer Staples AlphaDEX(R) Fund
      First Trust Energy AlphaDEX(R) Fund
      First Trust Financials AlphaDEX(R) Fund
      First Trust Health Care AlphaDEX(R) Fund
      First Trust Industrials/Producer Durables AlphaDEX(R) Fund
      First Trust Materials AlphaDEX(R) Fund
      First Trust Technology AlphaDEX(R) Fund
      First Trust Utilities AlphaDEX(R) Fund
      First Trust Large Cap Core AlphaDEX(R) Fund
      First Trust Mid Cap Core AlphaDEX(R) Fund
      First Trust Mid Cap Growth AlphaDEX(R) Fund
      First Trust Mid Cap Value AlphaDEX(R) Fund
      First Trust Small Cap Core AlphaDEX(R) Fund
      First Trust Small Cap Value AlphaDEX(R) Fund
      First Trust Small Cap Growth AlphaDEX(R) Fund
      First Trust Large Cap Value AlphaDEX(R) Fund
      First Trust Large Cap Growth AlphaDEX(R) Fund
      First Trust Multi Cap Value AlphaDEX(R) Fund
      First Trust Multi Cap Growth AlphaDEX(R) Fund
      First Trust Mega Cap AlphaDEX(R) Fund

   First Trust Exchange-Traded AlphaDEX Fund II
      First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund
      First Trust Europe AlphaDEX(R) Fund
      First Trust Latin America AlphaDEX(R) Fund
      First Trust Brazil AlphaDEX(R) Fund
      First Trust China AlphaDEX(R) Fund
      First Trust Japan AlphaDEX(R) Fund
      First Trust South Korea AlphaDEX(R) Fund
      First Trust Developed Markets Ex-US AlphaDEX(R) Fund
      First Trust Emerging Markets AlphaDEX(R) Fund
      First Trust Germany AlphaDEX(R) Fund
      First Trust Canada AlphaDEX(R) Fund
      First Trust Australia AlphaDEX(R) Fund
      First Trust United Kingdom AlphaDEX(R) Fund
      First Trust Taiwan AlphaDEX(R) Fund
      First Trust Hong Kong AlphaDEX(R) Fund

      First Trust Switzerland AlphaDEX(R) Fund
      First Trust Emerging Markets Small Cap AlphaDEX(R) Fund
      First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund

   First Trust Exchange-Traded Fund III
      First Trust Preferred Securities and Income ETF

   First Trust Exchange-Traded Fund IV
      First Trust North American Energy Infrastructure Fund
      First Trust Tactical High Yield ETF
      First Trust Senior Loan Fund

   First Trust Exchange-Traded Fund V
      First Trust Morningstar Managed Futures Strategy Fund

   First Trust Exchange-Traded Fund VI
      Multi-Asset Diversified Income Index Fund
      First Trust NASDAQ Technology Dividend Index Fund
      International Multi-Asset Diversified Income Index Fund

   First Trust Exchange-Traded Fund VII
      First Trust Global Tactical Commodity Strategy Fund

OPEN END FUNDS
   First Defined Portfolio Fund, LLC
      Global Dividend Target 15 Portfolio
      NASDAQ(R) Target 15 Portfolio
      S&P Target 24 Portfolio
      Target Managed VIP Portfolio
      The Dow(R) DART 10 Portfolio
      The Dow(R) Target Dividend Portfolio
      Value Line(R) Target 25 Portfolio
      First Trust Target Focus Four Portfolio

   First Trust Series Fund
      First Trust Preferred Securities and Income Fund
      First Trust/Confluence Small Cap Value Fund
      First Trust Short Duration High Income Fund

   First Trust Variable Insurance Trust
      First Trust/Dow Jones Dividend & Income Allocation Portfolio

                                   APPENDIX B


FIRST DEFINED PORTFOLIO FUND
    Global Dividend Target 15 Portfolio                                                                N/A
    First Trust Target Focus Four Portfolio                                                            N/A
    NASDAQ(R) Target 15 Portfolio                                                                      N/A
    S&P Target 24 Portfolio                                                                            N/A
    Target Managed VIP Portfolio                                                                       N/A
    The Dow(R) DART 10 Portfolio                                                                       N/A
    The Dow(R) Target Dividend Portfolio                                                               N/A
    Value Line(R) Target 25 Portfolio                                                                  N/A
------------------------------------------------------------------------------------------------------------------
SUB-TOTAL                                                                                           $525,000

FIRST TRUST CLOSED-END FUNDS
    First Trust Energy Income and Growth Fund                                                     $1,250,000
    First Trust Enhanced Equity Income Fund                                                         $750,000
    First Trust Senior Floating Rate Income Fund II                                                 $900,000
    Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund                    $600,000
    First Trust/Aberdeen Global Opportunity Income Fund                                             $750,000
    First Trust Mortgage Income Fund                                                                $450,000
    First Trust Strategic High Income Fund II                                                       $600,000
    First Trust/Aberdeen Emerging Opportunity Fund                                                  $525,000
    First Trust Specialty Finance and Financial Opportunities Fund                                  $600,000
    First Trust Dividend and Income Fund                                                            $525,000
    First Trust High Income Long/Short Fund                                                       $1,000,000
    First Trust Energy Infrastructure Fund                                                          $900,000
    First Trust MLP and Energy Income Fund                                                        $1,250,000
    First Trust Intermediate Duration Preferred & Income Fund                                     $1,250,000
-------------------------------------------------------------------------------------------------------------------
SUB-TOTAL                                                                                        $11,350,000

FIRST TRUST EXCHANGE-TRADED FUND
    First Trust Dow Jones Select MicroCap Index(SM) Fund                                               N/A
    First Trust Morningstar Dividend Leaders(SM) Index Fund                                            N/A
    First Trust US IPO Index Fund                                                                      N/A
    First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                                               N/A
    First Trust NASDAQ-100-Technology Sector Index(SM) Fund                                            N/A
    First Trust NYSE Arca Biotechnology Index Fund                                                     N/A
    First Trust Dow Jones Internet Index(SM) Fund                                                      N/A
    First Trust Capital Strength ETF                                                                   N/A
    First Trust Value Line(R) Equity Allocation Index Fund                                             N/A
    First Trust Value Line(R) Dividend Index Fund                                                      N/A
    First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                                         N/A
    First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                                        N/A
    First Trust S&P REIT Index Fund                                                                    N/A
    First Trust ISE Water Index Fund                                                                   N/A
    First Trust ISE Revere Natural Gas Index Fund                                                      N/A
    First Trust ISE Chindia Index Fund                                                                 N/A
    First Trust Value Line(R) 100 Exchange-Traded Fund                                                 N/A
    First Trust NASDAQ ABA Community Bank Index Fund                                                   N/A
    First Trust CBOE S&P 500 VIX Tail Hedge Fund                                                       N/A
------------------------------------------------------------------------------------------------------------------
SUB-TOTAL                                                                                         $2,500,000




FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
    First Trust Consumer Discretionary AlphaDEX(R) Fund                                                N/A
    First Trust Consumer Staples AlphaDEX(R) Fund                                                      N/A
    First Trust Energy AlphaDEX(R) Fund                                                                N/A
    First Trust Financials AlphaDEX(R) Fund                                                            N/A
    First Trust Health Care AlphaDEX(R) Fund                                                           N/A
    First Trust Industrials/Producer Durables AlphaDEX(R) Fund                                         N/A
    First Trust Materials AlphaDEX(R) Fund                                                             N/A
    First Trust Technology AlphaDEX(R) Fund                                                            N/A
    First Trust Utilities AlphaDEX(R) Fund                                                             N/A
    First Trust Large Cap Core AlphaDEX(R) Fund                                                        N/A
    First Trust Mid Cap Core AlphaDEX(R) Fund                                                          N/A
    First Trust Mid Cap Growth AlphaDEX(R) Fund                                                        N/A
    First Trust Small Cap Core AlphaDEX(R) Fund                                                        N/A
    First Trust Small Cap Value AlphaDEX(R) Fund                                                       N/A
    First Trust Small Cap Growth AlphaDEX(R) Fund                                                      N/A
    First Trust Large Cap Value AlphaDEX(R) Fund                                                       N/A
    First Trust Large Cap Growth AlphaDEX(R) Fund                                                      N/A
    First Trust Mega Cap AlphaDEX(R) Fund                                                              N/A
------------------------------------------------------------------------------------------------------------------
SUB-TOTAL                                                                                         $2,500,000

FIRST TRUST EXCHANGE-TRADED FUND II
    First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                              N/A
    First Trust STOXX(R) European Select Dividend Index Fund                                           N/A
    First Trust Dow Jones Global Select Dividend Index Fund                                            N/A
    First Trust ISE Global Wind Energy Index Fund                                                      N/A
    First Trust ISE Global Engineering and Construction Index Fund                                     N/A
    First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                           N/A
    First Trust ISE Global Copper Index Fund                                                           N/A
    First Trust ISE Global Platinum Index Fund                                                         N/A
    First Trust BICK Index Fund                                                                        N/A
    First Trust ISE Cloud Computing Index Fund                                                         N/A
    First Trust NASDAQ CEA Smartphone Index Fund                                                       N/A
    First Trust NASDAQ Global Auto Index Fund                                                          N/A
---------------------------------------------------------------------------------------------- -------------------
SUB-TOTAL                                                                                         $1,000,000

FIRST TRUST EXCHANGE-TRADED FUND III
    First Trust Preferred Securities and Income ETF                                                    N/A
---------------------------------------------------------------------------------------------- -------------------
SUB-TOTAL                                                                                           $400,000

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
    First Trust Developed Markets Ex-US AlphaDEX(R) Fund                                               N/A
    First Trust Emerging Markets AlphaDEX(R) Fund                                                      N/A
    First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                                                 N/A
    First Trust Europe AlphaDEX(R) Fund                                                                N/A
    First Trust Latin America AlphaDEX(R) Fund                                                         N/A
    First Trust Brazil AlphaDEX(R) Fund                                                                N/A
    First Trust China AlphaDEX(R) Fund                                                                 N/A
    First Trust Japan AlphaDEX(R) Fund                                                                 N/A
    First Trust South Korea AlphaDEX(R) Fund                                                           N/A
    First Trust Germany AlphaDEX(R) Fund                                                               N/A
    First Trust Canada AlphaDEX(R) Fund                                                                N/A
    First Trust Australia AlphaDEX(R) Fund                                                             N/A
    First Trust United Kingdom AlphaDEX(R) Fund                                                        N/A
    First Trust Taiwan AlphaDEX(R) Fund                                                                N/A




    First Trust Hong Kong AlphaDEX(R) Fund                                                             N/A
    First Trust Switzerland AlphaDEX(R) Fund                                                           N/A
    First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                                            N/A
    First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund                                     N/A
---------------------------------------------------------------------------------------------- -------------------
SUB-TOTAL                                                                                         $1,250,000

FIRST TRUST EXCHANGE-TRADED FUND IV
    First Trust North American Energy Infrastructure Fund                                              N/A
    First Trust Tactical High Yield ETF                                                                N/A
    First Trust Senior Loan Fund                                                                       N/A
---------------------------------------------------------------------------------------------- -------------------
SUB-TOTAL                                                                                         $1,000,000

FIRST TRUST EXCHANGE-TRADED FUND V
    First Trust Morningstar Managed Futures Strategy Fund                                              N/A
---------------------------------------------------------------------------------------------- -------------------
SUB-TOTAL                                                                                           $150,000

FIRST TRUST EXCHANGE-TRADED FUND VI
    Multi-Asset Diversified Income Index Fund                                                          N/A
    First Trust NASDAQ Technology Dividend Index Fund                                                  N/A
    International Multi-Asset Diversified Income Index Fund                                            N/A
---------------------------------------------------------------------------------------------- -------------------
SUB-TOTAL                                                                                         $1,000,000

FIRST TRUST EXCHANGE-TRADED FUND VII
    First Trust Global Tactical Commodity Strategy Fund                                                N/A
---------------------------------------------------------------------------------------------- -------------------
SUB-TOTAL                                                                                           $125,000

FIRST TRUST SERIES FUND
    First Trust Preferred Securities and Income Fund                                                   N/A
    First Trust/Confluence Small Cap Value Fund                                                        N/A
    First Trust Short Duration High Income Fund                                                        N/A
---------------------------------------------------------------------------------------------- -------------------
    Sub-Total                                                                                       $750,000

FIRST TRUST VARIABLE INSURANCE TRUST
    First Trust/Dow Jones Dividend & Income Allocation Portfolio                                       N/A
---------------------------------------------------------------------------------------------- -------------------
    Sub-Total                                                                                       $525,000

    GRAND TOTAL                                                                                  $23,075,000

                                                APPENDIX C

                                                                                                      PREMIUM
FIRST TRUST CLOSED-END FUNDS
         First Trust Energy Infrastructure Fund                                                        $1,505
         First Trust High Income Long/Short Fund                                                       $1,860
         Macquarie/First Trust Global Opportunity Dividend & Income Fund                                 $514
         First Trust Senior Floating Rate Income Fund II                                               $1,540
         First Trust Energy Income and Growth Fund                                                     $2,219
         First Trust Enhanced Equity Income Fund                                                         $770
         First Trust/Aberdeen Global Opportunity Income Fund                                           $1,001
         First Trust Mortgage Income Fund                                                                $226
         First Trust Strategic High Income Fund II                                                       $538
         First Trust/Aberdeen Emerging Opportunity Fund                                                  $319
         First Trust/ Specialty Finance and Financial Opportunities Fund                                 $382
         First Trust Dividend and Income Fund                                                            $213
         First Trust MLP and Energy Income Fund                                                        $3,317
         First Trust Intermediate Duration Preferred & Income Fund                                     $5,312
------------------------------------------------------------------------------------------------ -----------------
          Total                                                                                       $19,716

FIRST TRUST EXCHANGE-TRADED FUND
         First Trust Dow Jones Select MicroCap(SM) Index Fund                                            $355
         First Trust Morningstar Dividend Leaders(SM) Index Fund                                       $1,753
         First Trust US IPO Index Fund                                                                   $424
         First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                                          $1,163
         First Trust NASDAQ-100 Technology Sector Index(SM) Fund                                         $398
         First Trust Dow Jones Internet Index(SM) Fund                                                 $4,262
         First Trust NYSE Arca Biotechnology Index Fund                                                $2,172
         First Trust Capital Strength ETF                                                                $126
         First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                                      $200
         First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                                     $195
         First Trust NASDAQ(R) ABA Community Bank Index Fund                                              $99
         First Trust ISE Water Index Fund                                                                $376
         First Trust ISE-Revere Natural Gas Index Fund                                                 $1,297
         First Trust ISE Chindia Index Fund                                                              $171
         First Trust S&P REIT Index Fund                                                                 $423
         First Trust Value Line(R) Equity Allocation Index Fund                                           $13
         First Trust Value Line(R) Dividend Index Fund                                                 $2,007
         First Trust Value Line(R) 100 Exchange-Traded Fund                                              $179
         First Trust CBOE S&P 500 VIX Tail Hedge Fund                                                     $12
------------------------------------------------------------------------------------------------ -----------------
             Total                                                                                    $15,625

FIRST TRUST EXCHANGE-TRADED FUND II
         First Trust Dow Jones STOXX European Select Dividend                                            $162
         First Trust FTSE EPRA/NAREIT Developed Markets Real Estate                                      $268
         First Trust Dow Jones Global Select Dividend                                                    $956
         First Trust ISE Global Wind Energy                                                              $165
         First Trust ISE Global Engineering and Construction                                              $46
         First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure                                    $32
         First Trust ISE Global Copper Index Fund                                                         $90
         First Trust ISE Global Platinum Index Fund                                                       $30
         First Trust BICK Index Fund                                                                      $52
         First Trust NASDAQ CEA Smartphone Index Fund                                                     $26
         First Trust NASDAQ Global Auto Index Fund                                                       $127




         First Trust ISE Cloud Computing Index Fund                                                      $334
------------------------------------------------------------------------------------------------ -----------------
             Total                                                                                     $2,288

FIRST TRUST EXCHANGE-TRADED ALPHADEX FUND
         First Trust Large Cap Core AlphaDEX(R) Fund                                                   $1,490
         First Trust Mid Cap Core AlphaDEX(R) Fund                                                     $1,352
         First Trust Small Cap Core AlphaDEX(R) Fund                                                     $884
         First Trust Large Cap Value AlphaDEX(R) Fund                                                  $1,323
         First Trust Large Cap Growth AlphaDEX(R) Fund                                                   $478
         First Trust Multi Cap Value AlphaDEX Fund                                                       $263
         First Trust Multi Cap Growth AlphaDEX(R) Fund                                                   $106
         First Trust Consumer Discretionary AlphaDEX(R) Fund                                           $2,262
         First Trust Consumer Staples AlphaDEX(R) Fund                                                 $1,704
         First Trust Energy AlphaDEX(R) Fund                                                             $671
         First Trust Financials AlphaDEX(R) Fund                                                       $1,219
         First Trust Health Care AlphaDEX(R) Fund                                                      $3,038
         First Trust Industrials AlphaDEX(R) Fund                                                        $776
         First Trust Materials AlphaDEX(R) Fund                                                          $871
         First Trust Technology AlphaDEX(R) Fund                                                         $993
         First Trust Utilities AlphaDEX(R) Fund                                                          $588
         First Trust Mid Cap Growth AlphaDEX(R) Fund                                                      $73
         First Trust Mid Cap Value AlphaDEX(R) Fund                                                       $62
         First Trust Small Cap Growth AlphaDEX(R) Fund                                                    $38
         First Trust Small Cap Value AlphaDEX(R) Fund                                                    $146
         First Trust Mega Cap AlphaDEX(R) Fund                                                            $25
------------------------------------------------------------------------------------------------ -----------------
             Total                                                                                    $18,362

FIRST TRUST EXCHANGE-TRADED ALPHADEX FUND II
         First Trust Developed Markets Ex-US AlphaDEX(R) Fund                                            $323
         First Trust Emerging Markets AlphaDEX(R) Fund                                                   $504
         First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                                               $68
         First Trust Europe AlphaDEX(R) Fund                                                             $439
         First Trust Latin America AlphaDEX(R) Fund                                                       $23
         First Trust Brazil AlphaDEX(R) Fund                                                              $17
         First Trust China AlphaDEX(R) Fund                                                               $15
         First Trust Japan AlphaDEX(R) Fund                                                              $115
         First Trust South Korea AlphaDEX(R) Fund                                                         $11
         First Trust Germany AlphaDEX(R) Fund                                                             $65
         First Trust Canada AlphaDEX(R) Fund                                                             $129
         First Trust Australia AlphaDEX(R) Fund                                                            $4
         First Trust United Kingdom AlphaDEX(R) Fund                                                      $47
         First Trust Taiwan AlphaDEX(R) Fund                                                               $4
         First Trust Hong Kong AlphaDEX(R) Fund                                                            $6
         First Trust Switzerland AlphaDEX(R) Fund                                                         $57
         First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund                                    $4
         First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                                          $93
------------------------------------------------------------------------------------------------ -----------------
             Total                                                                                     $1,924

FIRST TRUST EXCHANGE-TRADED FUND III
         First Trust Preferred Securities and Income ETF                                                 $177
------------------------------------------------------------------------------------------------ -----------------
             Total                                                                                       $177

FIRST TRUST EXCHANGE-TRADED FUND IV
         First Trust North American Energy Infrastructure Fund                                         $1,126
         First Trust Tactical High Yield ETF                                                             $159




         First Trust Senior Loan Fund                                                                    $192
------------------------------------------------------------------------------------------------ -----------------
             Total                                                                                     $1,477


FIRST TRUST EXCHANGE-TRADED FUND V
         First Trust Morningstar Managed Futures Strategy Fund                                            $14
------------------------------------------------------------------------------------------------ -----------------
             Total                                                                                        $14

FIRST TRUST EXCHANGE-TRADED FUND VI
          Multi Asset Diversified Income Index Fund                                                    $1,326
          First Trust NASDAQ Technology Dividend Index Fund                                              $544
          International Multi-Asset Diversified Income Index Fund                                         $14
------------------------------------------------------------------------------------------------ -----------------
             Total                                                                                     $1,884

FIRST TRUST OPEN-END FUNDS

FIRST DEFINED PORTFOLIO FUND
         Target Managed VIP Portfolio                                                                     $55
         The Dow(R) DART 10 Portfolio                                                                     $19
         NASDAQ Target 15 Portfolio                                                                       $12
         S&P Target 24 Portfolio                                                                          $23
         Global Dividend Target 15 Portfolio                                                              $74
         Value Line(R) Target 25 Portfolio                                                                $18
         First Trust Target Focus Four Portfolio                                                          $16
         The Dow(R) Target Dividend Portfolio                                                             $46
------------------------------------------------------------------------------------------------ -----------------
             Total                                                                                       $263

FIRST TRUST SERIES FUND
         First Trust Preferred Securities and Income Fund                                                $588
         First Trust/Confluence Small Cap Value Fund                                                       $9
         First Trust Short Duration High Income Fund                                                     $261
------------------------------------------------------------------------------------------------ -----------------
             Total                                                                                       $858

FIRST TRUST VARIABLE INSURANCE TRUST
         First Trust/Dow Jones Dividend & Income Allocation Portfolio                                    $250
------------------------------------------------------------------------------------------------ -----------------
             Total                                                                                       $250

         First Trust Advisors L.P.                                                                    $36,664
         First Trust Portfolios L.P.                                                                   $5,239
------------------------------------------------------------------------------------------------ -----------------
             TOTAL                                                                                   $104,741